Exhibit 32.2

Certification of Periodic Financial Reports

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to his knowledge:

1. The Quarterly Report on Form 10-Q of Horizon Telcom, Inc. for the quarter ended March 31, 2004 as filed on May 12, 2004 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Horizon Telcom, Inc.

Date: May 12, 2004                             /s/ Peter M. Holland
                                               ---------------------------------
                                               Peter M. Holland, Chief Financial
                                               Officer of Horizon Telcom, Inc.